Phase 1b Trial Update: Evaluating Tegoprubart For The Prevention of Rejection In Patients Undergoing Kidney Transplantation November 2, 2023 EXHIBIT 99.2

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Tegoprubart: Transplantation Focused Pipeline in a Product Opportunity Note: As of September 22, 2023. Development plans and timelines may change, including based on US and global regulatory interactions. Indications DEVELOPMENT STAGE Pre-clinical Phase 1 / Early Human Trials Phase 2 Phase 3 Kidney Transplantation Phase 2 BESTOW and ex-US Phase 1b enrolling Sub-cutaneous formulation completed non-human primate study Xenotransplantation Cardiac xenotransplantation performed at University of Maryland eGenesis & academic collaborations Liver Transplantation Academic collaboration Amyotrophic Lateral Sclerosis (ALS) Seeking non-equity dilutive financing to advance program to Phase 3

Kidney Transplantation Immunosuppression Market Represents a Multi-Billion Dollar Commercial Opportunity

Large Patient Population

255,000+ (U.S.) **188,000+** (EU)

People living with a functioning kidney transplant

90,000+ Americans on transplant waiting list

5,000 Americans per year die waiting for a kidney transplant

~15% of U.S. adults on waitlist are waiting for **repeat transplants**

Kidney Transplants Annually

25,000+ (U.S.) **21,000+** (EU)

Average age transplant U.S. **50 years old**

Average organ only functions **10-15 years**

Many patients require **repeat transplants**

Heavy Economic Burden

End Stage Renal Disease & Transplant

$50+ Billion annual U.S. **Medicare** expenditure including **Kidney Transplantation** costs of **$420,000+ / transplant**

Medicare covers cost of immunosuppressive transplant drugs, regardless of patient age, if patient does not have other insurance

Global organ transplant immunosuppressant market size estimated **$5.3+ billion**

Astellas reported **tacrolimus** global revenues **~$1.5B** in **FY2022** *(Prograf, first FDA approval 1994)*

Early graft failure of transplanted kidneys

$150,000+ average incremental U.S., medical costs / patient year after graft failure

Patients returning to dialysis:
▼ quality of life
< 50% 5-year survival rate

Re-transplants deplete an already inadequate **donor organ pool**

Sources: NIDDK; USRDS; DHHS OPTN; Milliman 2020; Statista 2021; Astellas; Novartis; Precision Reports 2023.

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Eledon Pharmaceuticals

Mechanism Overview of CD40L Inflammatory Signaling

CD40/CD40L Pathway and Tegoprubart Site of Action



Antigen Presenting Cell
CD40
CD40L
tegoprubart
Mycophenolate mofetil
Cyclophosphamide
DNA synthesis
tegoprubart
Nucleotide synthesis
G1
S
Cell cycle
M
G2
Azathioprine
T cell
NFAT
NFKB
Calcineurin
CD40L
CD40
B cell
CD20
Rituximab, Obintuzumab
Corticosteroids
Calcineurin inhibitors
Corticosteroids

- Interaction of CD40 with CD40L on immune cells **mediates activation of the co-stimulatory immune pathway**, controlling "cross talk" between the adaptive and innate immune systems
- Maximal activation of inflammatory system is a 3-step process requiring co-stimulatory signaling
  - **Step 1:** Major histocompatibility complexes (MHC) and CD3/TCR engagement
  - **Step 2:** CD40 and CD40L binding resulting in cell division and clonal expansion
  - **Step 3:** Pro-inflammatory response by polarized T cells expressing inflammatory chemokines and cytokines
- **Blocking CD40L shifts polarization away from pro-inflammatory signaling** to T cell anergy, apoptosis, and polarization **to a Treg environment**
  - Blocking CD40L thus **does not generally result in lymphopenia** often seen with immunosuppressive agents

Source: Adapted from Kant, 2022.

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Eledon Pharmaceuticals

Removing CNIs May Stop the Cycle of Transplantation and Subsequent CNI Related Graft Failure

CNI side effects are a leading cause of kidney graft failure over time….



Acute rejection
Acute subclinical rejection
Borderline subclinical rejection
Calcineurin nephrotoxicity
Prevalence (%)
0
20
40
60
80
100
0.25
0.5
0.75
1.0
2.0
3.0
4.0
5.0
6.0
7.0
8.0
9.0
10.0
Years After Transplantation

….and can lead to a cycle of transplantation and graft failure

CNI Associated Kidney Damage
- Nephrotoxicity
- Hypertension
- Diabetes

Graft Failure

$150,000+ avg. incremental medical costs per patient post graft failure

Dialysis & Kidney Wait List
- ~15% of adults on waitlist are for repeat transplants
- ~15% to 20% mortality rate in 1st year of dialysis

Transplant

$440,000+ avg. cost per U.S. patient

Source: Nankivell 2003; ATC 2018; NIDDK; USRDS; DHHS OPTN; Milliman 2020; Statista 2021; Astellas; Novartis; Precision Reports 2023; UCSF.

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Eledon Pharmaceuticals

Distribution of eGFRs Using Standard of Care Post Transplant: Median ~51 mL/min/1.73m2 in First Year Source: Am J Kidney Dis. 2011 Mar; 57(3):466-75.

Kidney Allograft Function is an Early Predictor of Future Graft Failure eGFR at 12 months is associated with subsequent death-censored graft failure Source: Am J Kidney Dis. 2011 Mar; 57(3):466-75. Graft function measured using eGFR at 12 months post transplant is associated independently with subsequent graft failure Of multiple covariates,12-month eGFR is the strongest predictor of graft failure

Phase 1b and Phase 2 Kidney Transplantation Studies are Running in Parallel

Phase 1b

Up to 12 participants undergoing kidney transplantation

Canada, UK and Australia

52-week, open label, single arm study

ATG induction therapy plus

CNI-free maintenance therapy with tegoprubart

(as a replacement for tacrolimus) as part of a maintenance immunosuppressive regimen including mycophenolate and a corticosteroid taper

Primary endpoints:
- Safety & tolerability

Secondary endpoints:
- Graft function (eGFR)
- Participant and graft survival
- Biopsy proven acute rejection (BPAR)
- Immune cell infiltrate of graft biopsy
- Biomarker measures of kidney injury and rejection risk

Phase 2 "BESTOW"

~120 participants (60/arm) undergoing kidney transplantation

U.S. and other countries

52-week, head-to-head, superiority study

ATG induction therapy plus

CNI-free maintenance therapy with tegoprubart <u>or</u> tacrolimus as part of a maintenance immunosuppressive regimen including mycophenolate and a corticosteroid taper

Primary endpoints:
- Graft function (eGFR)
- Safety & tolerability

Secondary endpoints:
- Participant and graft survival
- Biopsy proven acute rejection (BPAR)
- Immune cell infiltrate of graft biopsy
- Rate of new onset diabetes mellitus (NODAT)
- Biomarker measures of kidney injury and rejection risk

Note: Development plans may change, including based on US and global regulatory interactions.

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Eledon Pharmaceuticals

Phase 1b Kidney Transplantation: Demographics & Disposition Source: ASN, November 2, 2023.

Phase 1b Kidney Transplantation: Treatment Emergent Adverse Events Source: ASN, November 2, 2023. 1 participant experienced a T cell mediated rejection (Banff score 1a). The patient was treated and remains in the study 1 patient experienced a surgical related acute tubular necrosis on day 0 (prior to administration of study drug) which impacted their kidney function. The patient continues to be in the study No cases of hyperglycemia, new onset diabetes, tremor, or cytomegalovirus infection

Phase 1b Kidney Transplantation: Mean eGFR Over Time Pro-Inflammatory CD40L Target Engagement Note: Estimated glomerular filtration rate (eGFR) as of October 19, 2023, calculated using the chronic kidney disease epidemiology collaboration (CKD-EPI) creatinine equation. N is the number of participants at that time contributing data to mean eGFR calculation. Source: ASN, November 2, 2023. Aggregate mean eGFR was above 70 mL/min/1.73m2 at all reported time points after day 90 One participant completed the 12-month study with an eGFR of 91 on day 374, and is now enrolled in a Phase 2 open-label extension study N =

Phase 1b Kidney Transplantation: Summary Conclusions Data from 11 participants demonstrates tegoprubart successfully prevented kidney transplant rejection and was generally safe and well-tolerated Aggregate mean eGFR was above 70 mL/min/1.73m2 at all reported time points after day 90, supporting tegoprubart’s potential to better protect organ function than with regimens using calcineurin inhibitors, the current standard of care Eledon next plans to report updated data from the Phase 1b trial mid-2024 Source: ASN, November 2, 2023.

Q&A 14

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